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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated July 28, 2000 (except for the fourth paragraph of Note 9, as to which the date is September 1, 2000), in the Registration Statement on Form S-1 and related prospectus of Array BioPharma Inc. dated September 15, 2000.


                                        /s/ Ernst & Young LLP

Denver, Colorado
September 15, 2000